Legal Proceedings, Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Legal Proceedings, Commitments and Contingencies

5. Legal Proceedings, Commitments and Contingencies

Legal Proceedings

On February 13, 2017, a putative shareholder securities class action complaint was filed in the U.S. District Court for the District of New Jersey entitled, Miller v. Galena Biopharma, Inc., et al. On February 15, 2017, a putative shareholder securities class action complaint was filed in the U.S. District Court for the District of New Jersey entitled, Kattuah v Galena Biopharma, Inc., et al. The actions assert that the defendants failed to disclose that Galena’s promotional practices for Abstral were allegedly improper and that the Company may be subject to civil and criminal liability, and that these alleged failures rendered the Company’s statements about its business misleading. Two groups of shareholders and one individual shareholder filed three motions to be appointed lead plaintiff on April 14, 2017 and April 17, 2017. Subsequently, one of the shareholders groups withdrew its motion for lead plaintiff status and the individual shareholder notified the court that he does not object to the appointment of the remaining shareholder group, Gale investor group, as lead plaintiff. On July 17, 2017, the Court approved the GALE investor group as named lead plaintiff and its counsel as lead and liaison counsel. The Court also consolidated both actions. Within the time allowed under the federal rules and statute, we anticipate that an amended complaint will be filed and the Company and the other defendants, former and current officers, will respond to the amended complaints through an appropriate pleading or motion.

On March 16, 2017, a complaint entitled Keller v. Ashton et al., CA No. 2:17-cv-01777 was filed in the U.S. District Court for the District of New Jersey against the Company’s current directors and the Company, as a nominal defendant. The complaint purports to assert derivative claims for breach of fiduciary duty on Galena’s behalf against its directors based on substantially similar facts as alleged in the putative shareholder securities class action complaints mentioned above. The Company’s response to the complaint was due on June 1, 2017; however, the Court on May 21, 2017, entered a stay of the proceedings pending resolution of motions to dismiss in the securities litigations described above.

On April 10, 2017, the Securities and Exchange Commission issued a cease and desist order against the Company and the former CEO, Mark Ahn, requiring each of them to cease and desist from any future violations of Sections 5(a), 5(b), 5(c), 17(a), and 17(b) of the Securities Act of 1933, as amended (the “Securities Act”), and Section 10(b), 13(a), and 13(b)(2)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and various rules thereunder (the “SEC Order”). Sections 5(a) and 5(c) of the Securities Act generally prohibit the offer and sale of unregistered securities absent an applicable exemption from registration. Section 5(b) of the Securities Act prohibits the use of a nonconforming prospectus. Sections 17(a) and 17(b) of the Securities Act and Section 10(b) of the Exchange Act generally prohibit fraudulent conduct in the offer or sale of securities and in connection with the purchase or sale of securities. Section 13(a) of the Exchange Act and Rules 13a-1, 13a-13 and 12b-20 thereunder require the Company to file annual and quarterly reports that disclose certain information, including information regarding the sale of all securities not registered under the Securities Act, and to include such further information as may be necessary to make the required statements, in the light of the circumstances under which they are made, not misleading. Section 13(b)(2)(A) of the Exchange Act requires the Company to make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer. The Company and the former CEO did not admit or deny the findings in the order. Based upon the order, the Company made a $200,000 penalty payment as well as a payment of approximately $750,000, which was the indemnification payment of our former CEO for the disgorgement and prejudgment interest payment that he was required to pay by the order. The Company made such indemnification payment after a special committee of our Board of Directors determined that we were required under Delaware law to indemnify our former CEO for the disgorgement and prejudgment interest payment. The former CEO also made a penalty payment of $600,000. As a result of the SEC Order, Galena may not use certain exemptions from registration under the federal securities laws, including Regulation A and Regulation D. In addition, Galena is an “ineligible issuer” as the term is defined under Rule 405 promulgated under the Securities Act.

On April 27, 2017, a putative shareholder class action was filed in the Chancery Court of Delaware entitled Patel vs. Galena Biopharma, Inc. et. al, CA No. 2017-0325 alleging breaches of Section 225 of the Delaware General Corporation Law (“DGCL”) and breaches of fiduciary duties by the board of directors regarding the voting results of authorized share and the reverse stock split proposals in the proxy statements for the July 2016 and October 2016 stockholder meetings. On June 2, 2017, an amended verified complaint was filed along with a motion to expedite the proceedings. On June 5, 2017, we filed a verified petition under Section 205 of the DGCL and a motion to expedite the proceedings. On June 8, 2017, the court denied a request by the plaintiff to schedule a preliminary injunction motion and ordered a prompt trial on both the plaintiff and our claims. On June 20, 2017, the court consolidated the claims into In re Galena Biopharma, Inc., C. A. No. 2017-0423-JTL. On July 10, 2017, the court ordered that the trial of the claims be held on August 28, 30 and 31, 2017. On July 24, 2017, the Company entered into a binding settlement term sheet, which the parties will use to enter into a Stipulation of Settlement that is intended to settle the litigation currently pending in the Court of Chancery of the State of Delaware (the “Court”), captioned In re Galena Biopharma, Inc., C. A. No. 2017-0423-JTL. The settlement resolves the putative stockholder class action claims against the Company and/or certain of its current and former officers and directors (the “Defendants”), as well as the Company’s petition to validate certain corporate actions. The settlement will not become effective until approved by the Court. Under the terms of the settlement, the class will receive a settlement payment of $1.3 million, in addition to attorney fees in an amount to be approved. The settlement payment of $1.3 million consists of $50,000 in cash to be paid by the Defendants or their insurers and $1,250,000 in unrestricted shares of the Company’s common stock (“Settlement Stock”), which valuation will be based on the volume-weighted average closing price for the 20 trading days immediately preceding the day before the transfer of the Settlement Stock to the settlement fund pursuant to the terms and conditions of the settlement. The Company anticipates that the Settlement Stock will be issued, pursuant to the terms of the Stipulation of Settlement, in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Any amounts awarded by the Court for attorneys’ fees will be paid in part by the settlement fund and in part by the Company’s insurance carriers. Upon the effectiveness of the proposed settlement, the Defendants will be released from the claims that were asserted or could have been asserted in the class action by class members participating in the settlement.

On July 6, 2017, a complaint captioned Jacob v. Schwartz et al., Case No. C17-01222, was filed in the Superior Court of California, County of Contra Costa against the Company’s current and former directors and the Company, as a nominal defendant. The complaint purports to assert derivative claims for breach of fiduciary duty on Galena’s behalf against its directors based on substantially similar facts as alleged in the derivative complaint mentioned above. The Company’s response to the complaint was due on July 7, 2017; however, the parties have agreed to stay of the proceedings pending resolution of motions to dismiss in the securities litigations described above.

With respect to the criminal and civil investigation conducted by the U.S. Attorney’s Office for the District of New Jersey (“USAO NJ”) and the Department of Justice (“DOJ”), the Company previously announced it had reached an oral agreement in principle with USAO NJ and DOJ regarding the material terms of a settlement related to the USAO NJ and DOJ’s investigation. The final terms and details of this settlement are subject to change pending the completion and execution of a definitive civil settlement agreement among the Company and the USAO NJ and DOJ as well as the settlement of any claims that might be made by state agencies and federal agencies such as U.S. Department of Defense, the Office of Personnel Management, the Office of Inspector General for the U.S. Department of Health and Human Services. The agreement in principle involves a non-criminal resolution and a civil payment, the terms of which will be negotiated with the USAO NJ and DOJ, of approximately $7.5 million, plus interest accrued since the date of reaching an agreement in principle, in return for a release of government claims in connection with the investigation. The $7.5 million civil payment was accrued as of June 30, 2017 and is presented in discontinued operations in the statement of operations.

In addition, there is a qui tam action pending in the U.S. District Court of the District of New Jersey related to the investigation by USAO NJ and DOJ. On August 8, 2017, we reached an oral agreement with the attorneys for the relator in the qui tam action to settle their statutorily mandated attorney fees award by payment of $100,000 in cash and $200,000 in common stock subject to court approval which amounts are accrued as of June 30, 2017 and are presented in discontinued operations in the statement of operations. We also obtained the consent of SELLAS under the terms of the Merger Agreement. The Company anticipates that the $200,000 in settlement stock will be issued, pursuant to the terms of the settlement agreement to be negotiated by the parties, in a transaction that is exempt from the registration requirements of the Securities Act.

Contingencies

In a letter date May 16, 2017, the Company was advised by Midatech Pharma PLC (Midatech), the purchaser of Zuplenz, one of our former commercial products, that Zuplenz inventory held by Cardinal Health Inc. (Cardinal), a wholesaler, is approaching its expiration date. Midatech claims that under the Asset Purchase Agreement with the Company that such product needs to be returned. Cardinal, the wholesaler also claims that under an alleged agreement with the Company such product needs to be swapped with better dated Zuplenz product. Cardinal has not asserted the cost of the return. Midatech has advised that under the terms of the Asset Purchase Agreement, Midatech maintains that the cost of the return is $1.5 million and Galena needs to pay Midatech for the return. The Company disputes the claim made by Midatech and Cardinal and is currently in discussions to resolve the claim.

6. Legal Proceedings, Commitments and Contingencies

Legal Proceedings

On June 24, 2016, the U.S. District Court for the District of Oregon entered a final order and judgment in In re Galena Biopharma, Inc. Derivative Litigation, granting final approval to the settlement awarding attorney’s fees of $4.5 million plus costs, which was paid by our insurance carriers. The settlement included a payment of $15 million in cash by our insurance carriers, which we used to fund a portion of the class action settlement, and cancellation of 60,000 outstanding director stock options. The settlement also required that we adopt and implement certain corporate governance measures. The settlement did not include any admission of wrongdoing or liability on the part of us or the individual defendants and included a full release of us and the current and former officers and directors in connection with the allegations made in the consolidated federal derivative actions and state court derivative actions.

On June 24, 2016, the U.S. District Court for the District of Oregon entered a final order and partial judgment in In re Galena Biopharma, Inc. Securities Litigation, granting final approval of the settlement awarding attorney’s fees of $4.5 million plus costs, which was paid out of the settlement funds. The settlement agreement provided for a payment of $20 million to the class and the dismissal of all claims against us and the other defendants in connection with the consolidated federal securities class actions. Of the $20 million settlement payment to the class, $16.7 million was paid by our insurance carriers and $3.3 million was paid by us through a combination of $2.3 million in cash and $1 million in shares of our common stock (24,002 shares) issued by us on July 6, 2016. In addition to the $3.3 million settlement payment, the company paid $2.0 million in December 2015 in attorney fees outstanding as a condition of the settlement.

In July 2016, we resolved claims brought by shareholders that relate to the securities litigation mentioned above in one case for $150,000 plus $150,000 in shares (14,563 shares) of our common stock, and in another case for $1.5 million in shares of our common stock (168,337 shares). The shares issued in connection with such settlements are included in the secondary offering filed on July 25, 2016. The settlements did not include any admission of wrongdoing or liability on the part of us or any of the current or former directors and officers and included a full release of us and the current and former directors and officers in connection with the allegations made. We are not aware of any other claims made by shareholders who have opted out of the securities litigation.

On October 13, 2016, we filed a complaint in the Circuit Court for the County of Multnomah for the State of Oregon against Aon Risk Insurance Services West, Inc. where we are seeking attorney’s fees, costs and expenses incurred by us related to our coverage dispute with a certain insurer and for amounts we were required to contribute to the settlements of In re Galena Biopharma, Inc. Derivative Litigation and In re Galena Biopharma, Inc. Securities Litigation as a direct result of certain insurer’s failure to pay its full policy limits of liability and other relief. We are currently engaged in written discovery.

On February 13, 2017, a putative shareholder securities class action complaint was filed in the U.S. District Court for the District of New Jersey entitled, Miller v. Galena Biopharma, Inc., et al. On February 15, 2017, a putative shareholder securities class action complaint was filed in the U.S. District Court for the District of New Jersey entitled, Kattuah v Galena Biopharma, Inc., et al. Within the time allowed under the federal rules and statutes, the Company and the other defendants, former and current officers, will respond to the complaints through an appropriate pleading or motion.

A federal investigation of two of the high-prescribing physicians for Abstral (former commercial product) has resulted in the criminal prosecution of the two physicians for alleged violations of the federal False Claims Act and other federal statutes. The criminal trial began in January 2017 and is ongoing. We received a trial subpoena for documents in connection with that investigation and we have been in contact with the U.S. Attorney’s Office for the Southern District of Alabama (SDAL), which is handling the criminal trial, and are cooperating in the production of documents. On April 28, 2016, a second superseding indictment was filed in the criminal case, which added additional information about the defendant physicians and provided information regarding the facts and circumstances involving a rebate agreement between the Company and the defendant physicians’ pharmacy as well as their ownership of our stock. The criminal trial, which began on January 4, 2017, concluded with a jury verdict on February 23, 2017 finding these physicians guilty on 19 of 20 counts; sentencing is scheduled for May 2017. At the end of the SDAL case, SDAL dismissed count 18 of the indictment charging that the physicians conspired, through the C&R Pharmacy, to receive illegal kickbacks in exchange for prescribing Abstral. Though certain former employees received trial subpoenas to appear at the trial and provide oral testimony, only one former employee testified at the trial. We agreed to reimburse those former employees’ attorney’s fees. To our knowledge, we were not a target or subject of that investigation.

There are also federal and state investigations of a company that has a product that competes with Abstral in the same therapeutic class, and we have learned that the FDA and other governmental agencies are investigating our Abstral promotion practices. On December 16, 2015, we received a subpoena issued by the U.S. Attorney’s Office for the District of New Jersey requesting the production of a broad range of documents pertaining to our marketing and promotional practices for Abstral, the commercial product we sold in the fourth quarter of 2015. We have been in contact with the U.S. Attorney’s Office for the District of New Jersey and the Department of Justice, and we have come to understand that the investigation being undertaken is a criminal investigation in addition to a civil investigation that could ultimately involve the Company as well as one or more former employees. Pursuant to the Company’s charter, we are currently reimbursing certain former employees’ attorney’s fees with respect to the investigation. We are cooperating with the civil and criminal investigation, and through our outside counsel we have begun preliminary discussions with the government aimed at the ultimate resolution of the investigation regarding the Company.

On December 22, 2016, the Company and its former CEO reached an agreement in principle to a proposed settlement that would resolve an investigation by the staff of the Securities and Exchange Commission (SEC) involving conduct in the period 2012-2014 regarding the commissioning of internet publications by outside promotional firms. Under the terms of the proposed settlement framework, the Company and the former CEO would consent to the entry of an administrative order requiring that we and the former CEO cease and desist from any future violations of Sections 5(a), 5(b), 5(c), 17(a), and 17(b) of the Securities Act of 1933, as amended, and Section 10(b), 13(a), and 13(b)(2)(A) of the Securities Exchange Act of 1934, as amended, and various rules thereunder, without admitting or denying the findings in the order. Based upon the proposed settlement framework, the Company will make a $200,000 penalty payment. In addition to other remedies, the proposed settlement framework would require the former CEO to make a disgorgement and prejudgment interest payment as well as a penalty payment to the Commission. To address the issues raised by the SEC staff’s investigation, in addition to previous governance enhancements we have implemented, we have voluntarily undertaken to implement a number of remedial actions relating to securities offerings and our interactions with investor relations and public relations firms. The proposed settlement is subject to approval by the Commission and would acknowledge our cooperation in the investigation and confirm our voluntary undertaking to continue that cooperation. If the Commission does not approve the settlement, we may need to enter into further discussions with the SEC staff to resolve the investigated matters on different terms and conditions. As a result, there can be no assurance as to the final terms of any resolution including its financial impact or any future adjustment to the financial statements. In response to an indemnification claim by the former CEO, a special committee of our Board of Directors has determined that we are required under Delaware law to indemnify our former CEO for the disgorgement and prejudgment interest payment of approximately $750,000 that he would be required to pay if and when the settlement is approved by the Commission. Any penalty payment that the former CEO will be required to make in connection with this matter ($600,000 under the proposed settlement framework) will be the responsibility of the former CEO.

The litigation settlements are summarized as follows (in thousands):

Amount
Class action settlement in 2015	$20,000
Derivative settlement in 2015	5,000
Shareholders securities litigation settlements in 2016	1,800
SEC settlement in 2016	950

Total settlements	$27,750

Payable by the Company in cash as of December 31, 2016	$950
Paid by the insurance carriers in 2016	21,700
Paid by the Company in cash in 2016	2,450
Paid by the Company in common stock in 2016	2,650

Total settlements	$27,750

Commitments

The Company acquires assets still in development and enters into research and development arrangements with third parties that often require milestone and royalty payments based on the progress of the asset through development stages. Milestone payments may be required, for example, upon approval of the product for marketing by a regulatory agency. In certain agreements, the Company is required to make royalty payments based upon a percentage of the sales. Because of the contingent nature of these payments, they are not included in the table of contractual obligations shown below.

These arrangements may be material individually, and in the unlikely event that milestones for multiple products covered by these arrangements were reached in the same period, the aggregate charge to expense could be material to the results of operations. In addition, these arrangements often give the Company the discretion to unilaterally terminate development of the product, which would allow the Company to avoid making the contingent payments; however, the Company is unlikely to cease development if the compound successfully achieves clinical testing objectives. The Company’s contractual obligations that may require future cash payments as of December 31, 2016 are as follows (in thousands):

	Operating Leases(1)	Non- Cancelable Employment Agreements(2)	Subtotal	Cancelable License Agreements(3)	Total
2017	$241	$1,601	$1,842	$1,391	$3,233
2018	246	—	246	350	596
2019	251	—	251	350	601
2020	236	—	236	7,350	7,586
2021 and thereafter	—	—	—	8,815	8,815

Total	$974	$1,601	$2,575	$18,256	$20,831

(1)	Operating leases are primarily facility and equipment related obligations with third party vendors. Operating lease expenses during the years ended December 31, 2016, 2015, and 2014 were approximately $291,000, $116,000 and $72,000, respectively.
(2)	Employment agreement obligations include management contracts, as well as scientific advisory board member compensation agreements. Certain agreements, which have been revised from time to time, provide for minimum salary levels, adjusted annually at the discretion of the Compensation Committee, as well as for minimum bonuses that are payable.
(3)	License agreements generally relate to the company’s obligations with The Board of Regents, University of Texas M.D. Anderson Cancer Center and the Henry M. Jackson Foundation for our oncology therapies and the obligations with Biovascular Inc. and Mills Pharma for our GALE-401 asset. The company continually assesses the progress of its licensed technology and the progress of its research and development efforts as it relates to its licensed technology and may terminate with notice to the licensor at any time. In the event these licenses are terminated, no amounts will be due.

The Company applies the disclosure provisions FASB ASC Topic 460 (“ASC 460”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others,” to its agreements that contain guarantee or indemnification clauses. The Company provides (i) indemnifications of varying scope and size to certain investors and other parties for certain losses suffered or incurred by the indemnified party in connection with various types of third-party claims and (ii) indemnifications of varying scope and size to officers and directors against third party claims arising from the services they provide to us. These indemnifications give rise only to the disclosure provisions of ASC 460. In 2016, the Company has incurred $750,000 as a result of these obligations as a result of its obligation to its former CEO as noted above. Accordingly, the Company has accrued this liability in its financial statements related to these indemnifications.